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                                                                   Exhibit 10.28












                      CapMAC EMPLOYEE STOCK OWNERSHIP PLAN
                 AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999
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                                TABLE OF CONTENTS

                                                                            Page
ARTICLE I      GENERAL ....................................................   1

ARTICLE II     DEFINITIONS ................................................   2

ARTICLE III    PARTICIPATION IN THE PLAN ..................................  11

ARTICLE IV     COMPANY CONTRIBUTIONS ......................................  13

ARTICLE V      TRUST FUND .................................................  14

ARTICLE VI     ALLOCATION OF CONTRIBUTIONS TO THE TRUST FUND...............  23

ARTICLE VII    VESTING ....................................................  31

ARTICLE VIII   RETIREMENT BENEFITS.........................................  35

ARTICLE IX     DEATH BENEFITS .............................................  41

ARTICLE X      DESIGNATION OF BENEFICIARIES................................  42

ARTICLE XI     MAXIMUM AMOUNT OF ALLOCATION................................  44

ARTICLE XII    RIGHTS AND OPTIONS CONCERNING DISTRIBUTED SHARES............  47

ARTICLE XIII   ADMINISTRATION OF THE PLAN .................................  51

ARTICLE XIV    WITHDRAWAL OF PARTICIPATING COMPANY ........................  56

ARTICLE XV     AMENDMENT OR TERMINATION OF THE PLAN AND TRUST .............  55

ARTICLE XVI    GENERAL LIMITATIONS AND PROVISIONS .........................  60

ARTICLE XVII   TOP HEAVY PROVISIONS .......................................  66
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                                                                               1


                                    ARTICLE I
                                     GENERAL


1.1 History and Nature of Plan. The purpose of the CapMAC Employee Stock Ownership Plan (the Plan), which was adopted concurrently with the purchase of CapMac Holdings, Inc. from Citicorp on June 25, 1992 by a group of investors, was to provide employees of CapMAC and other Participating Companies with the opportunity to obtain ownership interests in the employer.

         The stock of CapMac, which was first offered to the public in December of 1995, was exchanged for MBIA shares on February 17, 1998 in connection with the acquisition of CapMac by MBIA. The ESOP, as well as all other CapMac shareholders, received .4675 MBIA shares for each share of CapMac.

         MBIA, as a successor Employer, has elected, to continue to maintain the Plan and to extend benefits under the Plan to all MBIA employees (not only former CapMac employees) effective January 1, 1999. Further, effective July 1, 1999, the Plan shall be merged into the MBIA Inc. Employees Profit Sharing and Salary Deferral Plan (40l (k) Plan).

         The Plan and Trust are intended to qualify as a stock bonus plan and trust which are qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code (and the Plan is intended to qualify as, and shall be construed so as to be, an employee stock ownership plan, as defined by Section 4975(e)(7) of the Code and Section 407(d)(6) of the Act), designed to invest primarily in shares of stock of the Employer which meet the requirements for "qualifying employer securities" under Section 4975(e)(8) of the Code and
Section 407(d)(5) of the Act, and to incur debt in order to purchase such shares, and all provisions of the Plan and Trust shall be construed accordingly.

         All Trust Fund assets, Participating Company contributions, income and other additions to the Trust Fund shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan.
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1.2   Effective Date. The original effective date of the Plan is June 25, 1992.
The Plan is amended and restated effective January 1, 1999, except as may be noted otherwise.

1.3 Defined Terms. All capitalized terms used in the Plan shall have the meaning set forth in Article II, unless the context clearly indicates otherwise or such terms are not defined in Article II.
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                                   ARTICLE 11
                                   DEFINITIONS

2.1 "Account" means the account (including any subaccounts established from time to time under each such account including ESOP matching accounts established after December 31, 1998) maintained to record the interest of a Participant in the Trust Fund.

2.2 "Act" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended. All citations to sections of the Act are to such sections as they may from time to time be amended or renumbered.

2.3 "Affiliate" means any entity aggregated with the Company within the meaning of Sections 414(b), (c) or (m) of the Code, or under Regulations prescribed under Section 414(o) of the Code, except that, for the purposes of applying the provisions of Article XI and Sections 17.3(a) and 17.4 herein with respect to the limitations or contributions, Section 415(h) of the Code shall apply.

2.4 "Anniversary Date" means the last day of each Plan Year, or any other date during the Plan Year specified on a nondiscriminatory basis by the Committee in order to avoid prejudice either to continuing Participants or inactive Participants or for such other reasons as the Committee shall determine to be appropriate.

2.5 "Beneficiary" means the beneficiary or beneficiaries designated by a Participant pursuant to Article X to receive the amount, if any, payable under the Plan upon the death of such Participant, or, where there has been no such designation or an invalid designation, the individual or entity, or the individuals or entities, who will receive such amount.

2.6   "Board of Directors" means the Board of Directors of the Company.

2.7 "Break in Service" means a Plan Year during which an individual has not completed more than 500 Hours of Service, as determined by the Company (or its delegate, which may be the Committee) in accordance with the Regulations. Effective with respect to absences commencing on or after January 1, 1985, solely for purposes of determining
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                                                                               3


whether a Break in Service has occurred for vesting and eligibility purposes, an individual shall be credited with the Hours of Service which such individual would have completed but for a maternity or paternity absence, as determined by the Company (or its delegate, which may be the Committee) in accordance with and to the extent required by this Section and the Code and Regulations; provided, however, that the total Hours of Service so credited for a maternity or paternity absence shall not exceed 501 hours and that the individual shall timely provide the Company (or its delegate, which may be the Committee) with such information as it shall require. Hours of Service credited for a maternity or paternity absence shall be credited entirely (a) in the Plan Year in which the absence began if such Hours of Service are necessary to prevent a Break in Service in such Plan Year, or (b) in the following Plan Year. For purposes of this Section, maternity or paternity absence shall mean an absence from work by reason of the individual's pregnancy, the birth of the individual's child or the placement of a child with the individual in connection with adoption of the child by such individual, or for the purposes of caring for a child for the period immediately following such birth or placement.

2.8 "Code" means the internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.9 "Committee" means the Committee provided for in Article XIII, which shall be the administrator of the Plan and the named fiduciary for purposes of the Act with respect to Plan administration.

2.10 "Company" means MBIA Inc. Any corporation which shall, by merger, consolidation, purchase or otherwise, succeed to substantially all the business of the Company shall, upon such succession and without any appointment or other action of the Trustee, the Committee or the Company, be and become the Company.

2.11  "Compensation" means, unless otherwise indicated,

      (a) an individual's wages from Participating Companies under Section 3401(a) of the Code and all other payments of compensation made in the course of such Participating
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Companies' trades or business for which a Participating Company must furnish a written statement under Sections 6041(d) and 6051(a)(3) of the Code (i.e., a Form W-2 or successor thereto), other than amounts paid or reimbursed for moving expenses incurred by the individual to the extent that it is then reasonable to believe that such amounts are deductible under Section 217 of the Code, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, and

         (b) any amounts not otherwise includable under the foregoing provisions of this sentence which are contributed by Participating Companies pursuant to a salary reduction agreement to a "qualified cash or deferred arrangement" within the meaning of Section 401(k)(2) of the Code or a "cafeteria plan" within the meaning of Section 125 of the Code; provided, however, that Compensation in excess of $160,000 (as adjusted upwards, when applicable, to the extent permitted by the Code and Regulations) shall not be taken into account to the extent and in the manner required by Section 401(a)(17) of the Code.

         (c) Solely for purposes of allocating Shares; Forfeitures or Participating Company contributions to Accounts under the Plan (and subject to the limitations of the Internal Revenue Code) (i) only Compensation paid to an individual while a Participant and an Employee of a Participating Company shall be taken into account, (ii) Compensation that is accrued for a Plan Year shall be taken into account provided that such amounts accrued are paid to the Participant within 2-1/2 months after the close of the Plan Year and such amounts are reasonable compensation, (iii) Compensation amounts which are deferred under a supplemental deferred compensation plan maintained by MBIA or a Participating Company shall be taken into account, (iv) Compensation amounts which represent payment of amounts deferred in a prior year under a supplemental deferred compensation plan maintained by MBIA or a Participating Company shall not be taken into account, and (v) Compensation shall not include any foreign service premium paid to a Participant temporarily assigned overseas.
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                                                                               5


         (d) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         (e) For Plan Years beginning on or after January 1 , 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

         (f) If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994; the OBRA '93 annual Compensation limit is $ 150,000.

2.12 "Disability" means a physical or mental condition under which the Employee qualifies for disability benefits under the long-term disability plan of the Participating Company which employs the Employee.

2.13 "Employee" means a person who is an employee of a Participating Company, excluding any employee (a) who is included in a unit of employee covered by a negotiated collective bargaining agreement (where there exists evidence that retirement in a unit of employees covered by a negotiated collective benefits were the subject of good-faith bargaining), unless such agreement provides for participation in the Plan; (b) who is a leased employee (for purposes of Section 414(n) of the Code); or (c) who is a nonresident alien.
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2.14  "Entry Date" means each January 1 and July 1.

2.15  "Exempt Loan" means any loan to the Plan or Trust not prohibited by
Section 4975(c) of the Code and Section 406 of the Act because the loan meets the requirements set forth in Section 4975(d)(3) of the Code and Section 408(b)(3) of the Act, and the Regulations promulgated thereunder, the proceeds of which loan are used to finance the acquisition of Shares or refinance or repay such a loan.

2.16 "Forfeiture" means the portion of a Participant's Account which is forfeited under Article VII.

2.17  "Hour of Service" means all of the following:

         (a) Each hour for which an employee is paid or entitled to payment, for the performance of duties for the Company or an Affiliate. These hours shall be credited to such individual for the computation period in which the duties are performed.

         (b) Each hour for which an employee is paid, or entitled to payment, by the Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours of service shall be credited under this paragraph for any single continuous period during which such individual performs no duties (whether or not such period occurs in a single computation period).

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate. The same hours of service shall not be credited both under Subsection (a) or Subsection
(b), as the case may be, and under this Subsection (c) These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. No more than 501 hours are required to be credited for payments of back pay, to the extent that such back pay is agreed to or awarded for a period of time during which an employee did not or would not have performed duties.
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         In the case of a family and medical leave absence, a Participant shall be credited to the extent required by the Family and Medical Leave Act of 1993, for purposes of eligibility for participation and vesting, with the total number of Hours of Service he or she would have worked had he or she not been on a family and medical leave of absence;

         In the case of an absence of employment because of qualified military service, a Participant shall be credited, to the extent required by the Uniformed Services Employment and Reemployment Rights Act of 1994 and Section 414(u) of the Code, for purposes of eligibility for participation and vesting, the total number of Hours of Service he or she would have worked had he or she not been on a leave of absence due to military service.

         An individual with respect to whom Hours of Service are not recorded shall be credited hereunder with 45 Hours of Service for each week in which the individual would otherwise be entitled to be credited with one Hour of Service. A Participant shall be deemed to have completed 45 Hours of Service for each week of leave of absence approved for military service. Hours of Service shall be determined in accordance with Section 2530.200b-2(b) and (c) of the Department of Labor Regulations, which is hereby incorporated herein by reference.

2.18  "IRS" means the Internal Revenue Service.

2.19 "Limitation Year" means the one-year period ending on the last day of the Plan Year.

2.20  "Normal Retirement Date" means the date described in Section 8.1.

2.21 "Participant" means any individual who begins to participate in the Plan as provided in Article III, and whose participation has not been terminated as provided in such Article.

2.22 "Participating Company" means the Company and, subject to Section 16.16, any Affiliate, whose board of directors or equivalent governing body has adopted the Plan and Trust Agreement by appropriate action with the written consent of the Board of Directors.

2.23 "Plan" means the CapMAC Employee Stock Ownership Plan, as now in effect or as hereafter amended.
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2.24 "Plan Administrator" means the Committee.

2.25 "Plan Year" means the period beginning on January 1 and ending on December 31, except that the first Plan Year of the Plan shall begin on the Effective Date.

2.26 "Prohibited Individual" means a Participant described in Section 409(n)(1) of the Code.

2.27 "Regulations" means the applicable regulations issued under the Code, the Act or other applicable law, by the IRS, the Department of Labor or any other governmental authority, and any temporary or other appropriate and effective regulations or rules promulgated by such authorities pending the issuance of such regulations.

2.28 "Retirement Date" means a Participant's Normal Retirement Date, Deferred Retirement Date or Disability Termination Date, as provided in Article VIII.

2.29 "Shares" means the common stock issued by the Company. To the extent the Board of Directors so resolves, or if the Board of Directors has not so resolved and stock described in the first sentence does not meet the requirements under both Section 4975(e)(8) of the Code and Section 407(d)(5) of the Act for "qualifying employee securities," then "Shares" shall mean any stock satisfying such requirements. If such stock is of an entity other than the Company, such other entity may (and, if necessary, shall) be deemed to be the Company for purposes of such Plan and Trust Agreement provisions relating to Shares as may be appropriate.

2.30 "Surviving Spouse" means the survivor of a deceased former Participant to whom such deceased former Participant had been legally married (as determined by the Committee) immediately before the Participant's death.

2.31 "Suspense Subfund" means the subfund established under Section 6.2 as part of the Trust Fund to hold Shares purchased with the proceeds of an Exempt Loan pending the allocation of such Shares to individual Accounts.

2.32 "Termination of Service" means a termination of employment with the Company or an Affiliate as determined by the Committee in accordance with reasonable standards and policies adopted by the Committee; provided, however, that the transfer of an Employee
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from employment by one Participating Company or an Affiliate to employment by another Participating Company or Affiliate shall not constitute a Termination of Service. Notwithstanding the foregoing, an Employee who is absent on account of service in the armed forces of the United States of America shall not incur a Termination of Service in contravention of federal law.

2.33 "Trust" means the CapMAC Employee Stock Ownership Plan Trust, created by the Trust Agreement entered into between the Company and the Trustee.

2.34 "Trust Agreement" means the CapMAC Employee Stock Ownership Plan Trust Agreement by and between the Company and the Trustee, as now in effect or as hereafter amended.

2.35 "Trustee" means HSBC, (formerly Marine Midland Bank). or such other entity serving as a trustee under the Trust Agreement.

2.36 "Trust Fund" means all Shares, cash and other securities and all other assets deposited with or acquired by the Trustee in its capacity as such hereunder, together with accumulated income, subject to all liabilities incurred by the Trustee in its capacity as such and less all disbursements made in respect thereof.

2.37 "Valuation Date" means December 31, or any other date during the Plan Year specified by the Committee, upon or as of which the assets and liabilities of the Trust Fund are valued, as prescribed by Section 5.5.

2.38 "Vested Interest" means the portion of a Participant's Account which has become nonforfeitable pursuant to Sections 7.1 and 17.3.

2.39 "Year of Service" means, with respect to an individual, each Plan Year during which the individual has completed at least 1,000 Hours of Service; provided, however, that for purposes of determining whether a Participant is vested under the Plan under Section 7.1, only Hours of Service after an individual has attained age 18 shall be counted. For purposes of determining whether an Employee may be enrolled in the membership of the Plan as provided in
Article III, the initial twelve consecutive month period shall begin on the first day on which such Employee is credited with an Hour of Service (rather than the first day of
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                                                                              10


the Plan Year in which such Employee is first credited with an Hour of Service). If an Employee does not complete 1,000 Hours of Service during this initial twelve consecutive month period, the first Plan Year beginning after the first day on which such Employee is credited with an Hour of Service shall be used to determine whether an Employee may be enrolled in the membership of the Plan as provided in Article III.

         Years of Service before a Break in Service shall be taken into account if a Year of Service shall be taken into account if a Year of Service has been completed after such Break in Service. Years of Service before five consecutive Breaks in Service of a non-vested Participant shall not be taken into account. Years of Service shall not include Hours of Service with the Company or an Affiliate before the Effective Date; provided, however, that with respect to Employees who are employed by a Participating Company on the Effective Date
(and only with respect to such Employees), Years of Service for purposes of eligibility to participate in the Plan and vesting in Accounts under the Plan, shall be determined by taking into account, without limitation, hours of service for which credit was given under the Citicorp Retirement Plan before the Effective Date.
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                                   ARTICLE III
                            PARTICIPATION IN THE PLAN

3.1 Participation. Each individual who was a Participant in the Plan on February 16, 1998 shall continue to be a Participant in the Plan as of such date. Each other individual who is an Employee of MBIA shall participate in the Plan on the Entry Date coincident with or immediately following the Employee's completion of 6 Months of Service, but in no event prior to July 1, 1999 and in no event later than the Entry Date coincident with or immediately following the Employee's completion of one Year of Service.

         For purposes of this Section, an Employee shall be deemed to have completed six Months of Service if he is in the employ of the Employer at any time six months after the first day upon which he is credited with an Hour of Service for the performance of duty.

3.2   Participation Upon Reemployment or Transfer.

         (a) A Participant (whether or not vested) who incurs a Termination of Service and becomes an Employee again before incurring a Break in Service shall be eligible to participate in the Plan on the date he or she again performs an Hour of Service as an Employee.

         (b) A vested Participant who incurs a Termination of Service shall always be eligible to participate in the Plan on the date he or she again performs an Hour of Service.

         (c) A non-vested Participant who incurs a Termination of Service, but becomes an Employee again before incurring five consecutive Breaks in Service, shall be eligible to participate in the Plan on the date he or she again performs an Hour of Service as an Employee.

         (d) A non-vested Participant who incurs a Termination of Service and also incurs five consecutive Breaks in Service before again becoming an Employee shall be treated as a new employee for all purposes of the Plan. A reemployed Employee with no Years of Service for purposes of Article III shall also be treated as a new employee.
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3.3   Participation and Adjustments. The Committee shall take any necessary or appropriate action to ensure that each Employee eligible to become a Participant under Article III becomes a Participant and, if it is determined that such an Employee has for any reason not been made a Participant in the Plan or an administrative adjustment is required, each Employee shall retroactively become a Participant or such administrative adjustment shall be made. 'The Account of an Employee who retroactively becomes a Participant or for whom an administrative adjustment is made shall, upon becoming a Participant or upon such adjustment, consist solely of the aggregate amount of contributions which would have been allocated to the Employee's Account had the Employee become a Participant when first eligible.

3.4 Cessation of Participation. The participation of a Participant shall end when no further benefits are payable to the Participant or on the Participant's account under the Plan. Except as otherwise specifically provided in the Plan, no contributions shall be made for the benefit of, and no contributions, or Forfeitures or Shares released from a Suspense Subfund shall be allocated, added or otherwise credited to the Account of, a Participant on or after the date on which the Participant has a Termination of Service or otherwise ceases to be an Employee, and before the day, if any, on which the Participant next performs an Hour of Service as an Employee.
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                                   ARTICLE IV

                              COMPANY CONTRIBUTIONS


4.1   Contributions to Trust Fund.

         (a) Subject to Article XI and the provisions of any applicable loan or contribution agreement, the Company shall contribute to the Trust Fund for each Plan Year such sum as the Board of Directors may, in its sole discretion, determine, which sum may be zero. Any Participating Company may contribute all or part of the entire amount due on behalf of one or more other Participating Companies and charge the amount thereof to the Participating Company responsible therefor. In any Plan Year, the contribution on behalf of the Participants who are Employees of a Participating Company, when expressed as a percentage of the aggregate Compensation of such Participants, may, but need not be, the same as the contribution on behalf of the Participants who are Employees of another Participating Company.

         (b) All or part of the contributions made under Section 4.1(a) may be applied to repay principal or interest on any outstanding Exempt Loan. The Committee may, subject to any pledge or similar agreement, direct or determine the proportions of such contributions which are applied to repay each such Exempt Loan.

         (c) All or part of the contributions made under Section 4.1(a) may be used to purchase Shares allocated to the Account of any Participant or Beneficiary in order to make a distribution under Article VIII, IX or X to such Participant or Beneficiary.

4.2   No Participant Contributions. No Participant shall be allowed to contribute to the Trust Fund.
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                                                                              14


                                    Article V

                                   TRUST FUND


5.1 Plan Assets. The Company has entered into the Trust Agreement providing for the establishment of a single Trust to hold the assets of the Plan. All contributions shall be paid over to the Trustee and held pursuant to the provisions of the Plan and the Trust Agreement. The Trustee shall be the named fiduciary of the Plan for purposes of the Act with respect to all matters relating to the investment and management of Plan assets, except as otherwise provided under Sections 5.5, 5.6, 12.1 and 13.1, and the applicable provisions of the Trust Agreement.

5.2 Accounts. A Participant's interest in the Trust Fund shall be reflected in the Participant's Account. One or more subaccounts may be established under each Participant's Account for such purposes as the Committee deems appropriate. Notwithstanding the foregoing, the Trust Fund shall be treated as a single trust for purposes of investment and administration, and nothing contained herein shall require the physical segregation of assets for any Account.

5.3 Investment of Trust Fund. The Trust Fund shall be invested exclusively in Shares, except for cash or cash equivalent investments held (a) for the limited purpose of making Plan distributions to Participants and Beneficiaries, (b) pending the investment of contributions or other cash receipts in Shares, (c) pending use to repay an Exempt Loan, (d) for purposes of paying, under the terms described in the Plan or Trust Agreement, fees and expenses incurred with respect to the Plan or Trust and not paid for by the Participating Companies or
(e) in the form of de minimis cash balances.

5.4   Exempt Loan.

         (a) Any Exempt Loan must be primarily for the benefit of Participants and their Beneficiaries.
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         (b)   Notwithstanding any other provision of the Plan or the Trust, all proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust, only for any or all of the following purposes:

         (i)   to acquire Shares;

         (ii)  to repay the same Exempt Loan; or

         (iii) to repay any previous Exempt Loan.

         (c) To the extent required by the Code, the Act or the Regulations, the terms of any Exempt Loan shall comply with each of the following requirements: (i) the terms shall be at least as favorable to the Plan as the terms of a comparable loan negotiated at arm's length by independent parties;
(ii) the interest rate shall be no more than a reasonable interest rate considering all relevant factors including the amount and duration of the Exempt Loan, the security and guarantee involved, if any, the credit standing of the Plan and the guarantor of the Exempt Loan, if any, and the interest rate prevailing for comparable loans; (iii) the Exempt Loan must be for a specific term and may not be payable at the demand of any person except in the case of default; (iv) the Exempt Loan shall be without recourse against the Plan, and the only assets of the Plan that nay be given as collateral on the Exempt Loan are Shares acquired with the proceeds of the same Exempt Loan or Shares used as collateral for a prior Exempt Loan, which prior loan is repaid with the proceeds of the same Exempt Loan; (v) no person entitled to payment under the Exempt Loan shall have any right to assets of the Plan other than collateral given for the Exempt Loan, contributions made to the Plan (other than contributions of employer securities) to enable it to meet obligations under the Exempt Loan and earnings attributable to such collateral and such contributions, including dividends on allocated Shares to the extent permitted by the law ("Eligible Earnings"); (vi) the value of Plan assets transferred in satisfaction of the Exempt Loan upon an event of default shall not exceed the amount of the default; provided, however, that, if the lender is a "disqualified person" (as such term is defined in section 4975(e) of the Code), or a "party in interest" (as such term is defined in Section 3(14) of the Act), Plan assets may only be transferred upon default and only to the extent of the failure of
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the Plan to meet the payment schedule of the Exempt Loan; (vii) upon payment of any portion of the balance due on the Exempt Loan, the assets pledged as collateral for such portion shall be released from encumbrance in accordance with Section 6.3; and (viii) payments made from the Trust Fund with respect to the Exempt Loan during a Plan Year shall not exceed an amount equal to the sum of amounts contributed to the Plan by the Participating Companies to enable the Plan to meet its obligations under an Exempt Loan and Eligible Earnings (as defined in Section 5.4(c)(v)), less any such payments made in prior Plan Years. Such contributions and earnings shall be accounted for separately in the books of accounts of the Plan maintained by the Committee or the Trustee until the Exempt Loan is repaid:

5.5   Accounting and Valuations.

         (a) Subject to the requirements of Section 5.5(e), the fair market value of the assets of the Trust Fund shall be determined as of each Valuation Date, in accordance with generally accepted valuation methods and practices including, but not limited to, in the case of Shares, the use of one or more independent investment bankers or appraisers.

         (b) The value of a Participant's Account as of any Valuation Date shall equal the sum of:

         (i) The aggregate fair market value (as determined under Section 5.5(a)) of all Shares allocated to such Participant's Account as of such Valuation Date;

         (ii) Subject to Section 5.5(c), the aggregate fair market value (as determined under Section 5.5(a)) of undistributed dividends, if any, received on Shares allocated to such Participant's Account; and

         (iii) Such Participant's allocable portion (determined in accordance with the rules set forth in Section 6.4 for determining Participants' allocable portion of Shares released from the Suspense Subfund) of the undistributed earnings, if any, on all amounts contributed to the Trust Fund for purposes other than the repayment of a Exempt Loan.

         (c) Dividends payable, if any, with respect to Shares held by the Trust Fund will be, to the extent permitted by law and the terms of the Shares on which such dividends are paid, (i) used for the purpose of repaying one or more Exempt Loans, or,
(ii) if no such Exempt Loan is outstanding, and if determined in the discretion of the Board of Directors (which determination shall be communicated to the Committee) and in conformity with such terms, (A) distributed from the Trust Fund to Participants or their Beneficiaries not later than 90 days after the close of the Plan Year in which they are paid to the Trust Fund, (B) paid directly to such Participants or their Beneficiaries, (C) retained in the Trust Fund and allocated pursuant to Section 5.5(b), or (D) paid or utilized in a combination of any or all of the foregoing three options.

                  (d) The Committee shall establish accounting procedures for the purpose of making allocations, valuations and adjustments to Participants' Accounts in accordance with the provisions of the Plan. From time to time, the Committee may modify its accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the provisions of the Plan.

                  (e) All valuations of Shares, where such Shares are not readily tradable on an established securities market and where such valuations relate to activities carried on by the Plan, shall be made by one or more independent appraisers, retained by and acceptable to the Trustee, who may be chosen by the Trustee if not chosen by the Committee, and who meet the requirements, if any, of the Code and Regulations.

5.6 Voting and Tender or Exchange Rights. If any Participating Company has a registration-type class of securities (as defined in Section 409(e)(4) of the Code), then, with respect to all corporate matters submitted to shareholders, all Shares (which for purposes of this Section shall include any securities of the Company or an Affiliate) shall be voted only in accordance the provisions of
Section 5.6(a), (b), (d) and (e) applicable to voting. If no Participating Company has a registration-type class of securities (as defined in Section 409(e)(4) of the Code), then, only with respect to corporate matters relating to a corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such other similar transaction that Regulations require, all Shares shall be voted only in accordance with the provisions of

Section 5.6(a), (b), (d) and (e) applicable to voting. In all cases in which a "tender offer" (as defined in Section 5.6(a)) is made, the provisions of Section 5.6(a), (c), (d) and (e) applicable to a "tender offer" (as so defined) shall apply. Where the Trustee is not required to solicit voting instructions under the second sentence of this paragraph or where the Committee is explicitly given discretion under Section 5.6(a) or (b), the Trustee shall vote and take action in connection with a "tender offer" (as so defined), as applicable, only as the Committee directs in the Committee's sole discretion, after the Committee determines such action to be in the best interests of Participants and Beneficiaries.

                  (a) To the extent provided under the foregoing paragraph, the Trustee shall vote Shares allocated to each Participant's and Beneficiary's Account (including fractional as well as whole Shares) in accordance with timely directions of such Participant or Beneficiary, respectively; provided, that a failure of a Participant or Beneficiary affirmatively to direct timely the manner in which Shares allocated to the Participant's or Beneficiary's Account is to be voted shall be deemed for purposes of this Section to be an affirmative direction to abstain from voting. The Trustee shall, with respect to shares allocated to each Participant's and Beneficiary's Account (including fractional as well as whole Shares), act in response to any tender offer or exchange offer for Shares commenced by a person or persons, including, but not limited to, a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as amended from time to time (all such tender or exchange offers collectively, a "tender offer") in accordance with timely directions of such Participant or Beneficiary, respectively; provided, that a failure of a Participant or Beneficiary affirmatively to direct timely the manner in which the Trustee is to act in response to a tender offer with respect to Shares allocated to the Participant's or Beneficiary's Account shall be deemed for purposes of this Section to be an affirmative direction not to take action with respect to such Shares. For purposes of determining the number of Shares to be voted in any particular manner or to be the subject of any particular response to a tender offer, the Trustee shall use the nearest practicable date as determined by the Trustee.

                  (b) To the extent provided in the first paragraph of this Section, the Trustee's functions and responsibilities with respect to Shares, including Shares in the Suspense Subfund, with respect to voting, shall be exercised as follows:

                  (i) Each Participant and Beneficiary: (1) is hereby designated as a named fiduciary for purposes of the Act with respect to the voting of Shares allocated to the applicable Account, and with respect to the voting of the applicable portion (as determined under Section 5.6(b)(iii)) of the Shares held in the Suspense Subfund, and (2) shall have the right to direct the Trustee with respect to the voting of such Shares on each matter brought before any meeting of the stockholders of the Company.

                  (ii) Before each such meeting of stockholders, the Trustee shall cause to be furnished to each Participant and Beneficiary a copy of the proxy solicitation materials (at or about the same time as such materials are furnished generally to Company stockholders), together with a form requesting confidential directions to the Trustee on how the whole and fractional Shares, which are allocated to such Participant's or Beneficiary's Account (or with respect to which such Participant or Beneficiary otherwise has control under
Section 5.6(b)(iii)), shall be voted on each such matter. The Company and the Committee shall cooperate with the Trustee in an attempt to ensure that Participants and Beneficiaries receive the requisite information in a timely manner. Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed the number of Shares (including fractional Shares) allocated to such Participant's or Beneficiary's Account, and the Trustee shall have no discretion in such matter. The instructions received by the Trustee from Participants and Beneficiaries shall be held by the Trustee in confidence and shall not be divulged or released to any person, including the Committee, or the officers or employees of the Company or any Affiliate.

                  (iii) The Trustee shall vote all Shares in the Suspense Subfund in the same proportion as the allocated Shares for which affirmative directions to vote for or against each proposal are voted. The Committee may establish procedures, which shall be followed by the Trustee upon and after its receipt of notice thereof, by which Participants and

                                                                              20
Beneficiaries may provide separate sets of instructions with respect to Shares allocated to their Accounts and the pro rata amount to unallocated Shares over which they have voting control. The Trustee shall have no discretion in these matters. If a vote is taken at a time when there are no allocated Shares, the Trustee shall vote the Shares in the Suspense Subfund as directed by the Committee in the Committee's discretion.

                  (c) The Trustee's functions and responsibilities with respect to Shares, including Shares in the Suspense Subfund, with respect to all decisions made in response to a tender offer shall be exercised as follows:

                  (i) In the event a tender offer is commenced, the Committee, promptly after, receiving notice of the commencement of any such tender offer, shall transfer certain of the Plan's record-keeping functions to an independent record-keeper (which, if the Trustee consents in writing, may be the Trustee). The functions so transferred shall be those necessary to preserve the confidentiality of any directions given by Participants and Beneficiaries, in connection with the tender offer. The record-keeper shall use its best efforts to timely distribute or to cause to be distributed to each Participant and Beneficiary such information as is being distributed to other stockholders of the Company in connection with any such tender offer. The Company and the Committee shall cooperate with such recordkeeper in are attempt to ensure that Participants and Beneficiaries receive the requisite information in a timely manner. The independent record-keeper shall solicit confidentially from each Participant and Beneficiary the directions described below as to the action to be taken with respect to Shares held under the Plan in response to a tender offer. The independent record-keeper, if different from the Trustee, shall instruct the Trustee as to required action, including an identification of the amount of Shares covered by any particular required action, in accordance with the following provisions.

                  (ii) Each Participant and Beneficiary: (1) is hereby designated as a named fiduciary for purposes of the Act with respect to all decisions made in response to a tender offer regarding Shares allocated to the applicable Account, and with respect to all such decisions regarding the applicable portion (as determined. under Section 5.6(c)(iv)) of the

Shares held in the Suspense Subfund, and (2) shall have the right to direct the Trustee with respect to all such decisions.

                  (iii) Upon timely receipt of such directions, the Trustee shall on each such matter act as directed (including, without limitation, engage in selling, exchanging, tendering or retaining) with respect to the number of Shares (including fractional Shares) allocated to such Participant's or Beneficiary's Account, and the Trustee shall have no discretion in such matter. The instructions received by the Trustee from Participants and Beneficiaries shall be held by the Trustee in confidence and shall not be divulged or released to any person, including the Committee, or the officers or employees of the Company.

                  (iv) The Trustee shall act as directed (including, without limitation, engage in selling, exchanging, tendering or retaining) with respect to the number of Shares (including fractional Shares) in the Suspense Subfund in the same proportion as it acts regarding allocated Shares. The Committee may establish procedures, which shall be followed by the Trustee upon and after its receipt of notice thereof, by which Participants and Beneficiaries may provide separate sets of instructions with respect to Shares allocated to their Accounts and the pro rata amount of unallocated Shares over which they have control regarding tender offers. The Trustee shall have no discretion in these matters. If a tender offer occurs at a time when there are no allocated
Shares, the Trustee shall act in response to the tender offer with respect to Shares in the Suspense Subfund as directed by the Committee in the Committee's discretion.

                  (d) (i) Nothing contained in this Section shall confer upon Participants, Beneficiaries, the Committee or the Trustee any additional voting rights in respect of Shares held under the Plan other than such rights set forth in the certificate of incorporation of the Company and applicable under state and federal law.

                  (ii) Nothing contained in this Section shall confer upon Participants, Beneficiaries, the Committee or the Trustee any additional rights in respect of a tender offer, merger or consolidation relating to the Shares held under the Plan other than such rights set forth in the certificate of incorporation of the Company and applicable under state and federal law.

                  (e) Any individual who has an interest under the Plan in the nature of the interest of a Participant or Beneficiary but who is not technically a Participant or Beneficiary shall be treated as a Beneficiary for purposes of the foregoing provisions of this Section.

                                   ARTICLE VI


                  ALLOCATION OF CONTRIBUTIONS TO THE TRUST FUND


6.1      Allocation of Contributions.

                  (a)(i) For Plan Years beginning prior to January 1, 1999. The account maintained for each Participant will be credited as of each Anniversary date with the Participant's allocable. share of (A) Shares contributed to the Trust Fund or purchased by the Trust Fund using cash contributed by or an behalf of the Participating Company employing such Participant for contributed directly to the Trust Fund and (B) Shares released from the Suspense Subfund pursuant to
Section 6.3 and allocable to the contribution made by or on behalf of such Participating Company pursuant to Section 6.4. The allocation of contributions of each Participating Company during any Plan Year shall be made only to the Accounts of those Participants who were Employees of a Participating Company as of the last day of the Plan Year and who completed at least 1,000 Hours of Service for such Plan Year; provided, however, that for purposes of this Section and any other provision of the Plan pertaining to the entitlement to receive an allocation of contributions, Forfeitures or Shares released from the Suspense Subfund (including Sections 6.1, 6.4, 7.3 and 11.3), a Participant who has a Termination of Service while an Employee on account of death, or on or after the Participant's Retirement date, shall be deemed to have completed 1,000 Hours of Service and to have been employed as an Employee on the last day of the Plan Year in which such Termination of Service occurs.

                  For plan Years beginning on or after January 1, 1999. The account maintained for each Participant will be credited as of each payroll date with the Participant's allocable share of (A) shares contributed to the Trust Fund or purchased by the Trust Fund using cash contributed by or on behalf of the Participating Company employing such Participant (for contributed directly to the Trust Funds) and (B) shares released from the Suspense Subfund pursuant to Section 6.3 and allocable to the contribution made by or on behalf of such Participating Company pursuant to Section 6.4. The allocation of contributions of each participating Company during the Plan Year shall be made only to the Accounts of those participants who made elective contributions to the MBIA Inc. Employees Profit Sharing and Salary Deferral Plan (MBIA 401(k)
Plan).

                  (a)(ii) Special rule for the Plan Year beginning January 1, 1998. Notwithstanding the foregoing, the Account maintained for each Participant will be credited as of February 16, 1998 with the Participant's allocable share of (A) Shares purchased by the Trust Fund using cash contributed by or on behalf of the Participating Company employing such Participant (or contributed directly to the Trust Fund) and (B) Shares released from the Suspense Subfund pursuant to Section 6.3(a)(ii) and allocable to the contribution made on or behalf of such Participating Company pursuant to Section 6.4. The allocation of shares during the period January 1 through February 16, 1998 (including shares released from. any dividends paid in 1998 on unallocated shares) shall be made only to the Accounts of those Participants who were Employees of CapMAC Holdings, Inc. as of February 16, 1998, without regard to the 1,000 Hours of Service requirement of section 6.1(a)(i). Shares shall be allocated for this period in accordance with Section 6.1 (b) except that Compensation as defined in Section
6.1 (b) shall be limited to Compensation earned from January 1, 1998 through February 16, 1998. For the period from February 17, 1998 through December 31, 1998 and subsequent Plan Years, shares shall be allocated in accordance with
Section 6.1 (a)(i) and 6.1 (b) except that Compensation as defined in Section
6.1 (b) shall be limited to Compensation earned from February 17, 1998 through December 31, 1998.

                  (b) Allocation of Shares. For purposes of allocating Shares in proportion to contributions under Sections 6.1(c), 6.4(b)(iii) and 7.3, and the other purposes of the Plan, contributions for a Plan Year allocable to a Participating Company shall be allocated among the Accounts of each Participant to benefit from such contributions, as follows:

                  (I) for Plans Years beginning prior to January 1, 1998, in the same ratio that the Participant's Compensation from such Participating Company for the Plan Year while a Participant and an Employee of a Participating Company bears to the total Compensation

25

from such Participating Company for the Plan Year of all such Participants while Participants and Employees of a Participating Company,

                  (II) for the period January 1, 1998 to February 16, 1998, in the same ratio that the Participant's Compensation from such Participating Company for the period from January 1, 1998 through February 16, 1998 while a Participant and an Employee of a Participating Company bears to the total Compensation from such Participating Company for such period of all such Participants while Participants and Employees of a Participating Company, and

                  (III) for the period February 17, 1998 to December 31, 1998; in the same ratio that the Participant's Compensation from such Participating Company for the period from February 17, 1998 to December 31, 1998 while a, Participant and an Employee of a Participating Company bears to the total Compensation from such Participating Company for such period of all such Participants while Participants and Employees of a Participating Company, and

                  (IV) for Plan Years beginning on or after January 9 , 1999, in an amount equivalent in value (based on the value of such shares as of each payroll date (or a date with 5 business day of each payroll date) to the amount of matching contribution that each such Participant would be entitled to under the MBA 401(k) Plan, reduced by any amount of cash contribution that the Company nay choose to make to the MBIA 401 (k) Pan on behalf of a Participant to provide matching contributions.

                  (c) Subject to Section 6.4(b)(ii), Shares purchased by the Trust Fund for a Plan Year with contributions for a Plan Year (or contributed directly to the Trust Fund) shall be allocated under Section 6.1 (a)(i) in the same manner that contributions are allocated under Section 6.1 (b).

                  (d) Allocations of Shares shall be expressed in terms of numbers of whole and fractional interests in Shares.

6.2 Suspense Subfund. Shares acquired by the Trust Fund through an Exempt Loan shall be added to and maintained in the Suspense Subfund and shall thereafter be released from the Suspense Subfund and allocated to Accounts of Participants as provided in Sections 6.3 and 6.4. For purposes of Section 5.6, Shares released from the Suspense Subfund on account of the repayment of an Exempt Loan but not yet allocated to Accounts on the books and records of the Plan shall be deemed to continue to be in the Suspense Subfund.

6.3 Release from Suspense Subfund. Shares acquired for the Trust Fund with the proceeds of an Exempt Loan shall be released from the Suspense Subfund as the Exempt Loan is repaid, in accordance with the provisions of this Section.

                  (a)(i) For each Plan Year until an Exempt Loan is fully repaid, the number of Shares released from the Suspense Subfund shall equal the number of unreleased Shares attributable to such Exempt Loan immediately before such release multiplied by the "Release Fraction." As used herein, the term "Release Fraction" shall mean a fraction, the numerator of which is the amount of principal and interest paid on the Exempt Loan for such current Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future years during the term of such Exempt Loan (determined without reference to any possible extensions or renewals thereof). For purposes of computing the denominator of the Release Fraction, if the interest rate on the Exempt Loan is variable, the interest to be paid in subsequent Plan Years shall be calculated by assuming that the interest rate in effect as of the end of the applicable Plan Year will be the interest rate in effect for the remainder of the term of the Exempt Loan. Notwithstanding the foregoing, in the event such Exempt Loan shall be repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such Shares in the Suspense Subfund, but, rather, such release shall be effected pursuant to the foregoing provisions of this Section on the basis of payments of principal and interest on such Substitute Loan.

                  (ii) Notwithstanding anything herein to the contrary, for the period beginning January 1, through February 16, 1998 the number of shares released from the suspense subfund shall equal the number of unreleased Shares attributable to such Exempt

Loan immediately before such release multiplied by the Special Release Fraction. For purposes of this Section 6.3(a)(ii) the term "Special Release Fraction" shall mean a fraction, the numerator of which is the amount of principal paid and interest paid or accrued on such Exempt loan (including any dividends on unallocated shares use to pay the Exempt loan) for the period January 1,1998 to February 16, 1998 and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future years, and portions of a year, during the term of such Exempt Loan (determined without reference to any possible extensions or renewals thereof). For purposes of this
Section 6.3(a)(ii), if the interest rate on the Exempt Loan is variable, the interest rate to be paid subsequently to February 16, 1998 shall be calculated by assuming that the interest rate in effect as of February 16, 1998 shall be calculated by assuming that the interest rate in effect for the remainder of the term of the term of the Exempt Loan.

                  (iii) Notwithstanding anything herein to the contrary, for the period beginning February 17, through December 31, 1998 the number of shares released from the Suspense Subfund shall equal the number of unreleased Share attributable to such Exempt Loan immediately before such release multiplied by the Special Release Fraction. For purposes of this Section 6.3(a)(iii) the term "Special Release Fraction" shall mean a fraction, the numerator of which is the amount of principal paid and interest paid or accrued on such Exempt Loan (including any dividends on unallocated shares use to pay the Exempt loan) for the period February 17, 1998 through December 31, 1998 and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future years during the term of such Exempt Loan (determined without reference to any possible extensions or renewals thereof). For purposes of this Section 6.3(a)(iii), if the interest rate on the Exempt Loan is variable, the interest rate to be paid subsequently to December 31, 1998 shall be calculated by assuming that the interest rate in effect as of December 31, 1998 shall be calculated by assuming that the interest rate in effect for the remainder of the term of the term of the Exempt Loan.

Notwithstanding the foregoing, in the event such Exempt Loan shall be repaid with the proceeds of a subsequent Exempt Loan (the "Subsequent Loan"), such repayment shall not operate to release all such Shares in the Suspense Subfund, but, rather such release shall be effected pursuant to the foregoing provisions of this Section on the basis of payments of principal and interest on such Substitute Loan.

                  (b) If required by any pledge or similar agreement, or if permitted by such pledge or agreement and required pursuant to a designation by the Board of Directors, then, in lieu of applying the provisions of Section 6.3(a) with respect to an Exempt Loan, Shares shall be released from the Suspense Subfund as the principal amount of such Exempt Loan is repaid (without regard to interest payments), provided, the following three conditions are satisfied:

                  (i) The Exempt Loan shall provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years;

                  (ii) The interest portion of any payment shall be disregarded only to the extent it would be treated as interest under standard loan amortization tables; and

                  (iii) If the Exempt Loan is renewed, extended or refinanced, the sum of the expired duration of the Exempt Loan and the renewal, extension or new Exempt Loan period shall not exceed 10 years.

                  (c) If at any time there is more than one Exempt Loan outstanding, then separate accounts may be established under the Suspense Subfund for each such Exempt Loan. Each Exempt Loan for which a separate account is maintained may be treated separately for purposes of the provisions governing the release of Shares from the Suspense Subfund under this Section (including for purposes of determining whether Section 6.3(a) or Section 6.3(b) governs the release of Shares from any particular separate account) and for purposes of the provisions governing the application of Participating Company contributions to repay an exempt loan under section 4.1.

                  (d) All Shares released from the Suspense Subfund during any Plan Year shall be allocated among Participants as prescribed by Section 6.4.

6.4      Allocation of Shares Released from Suspense Subfund.

                  (a) Shares released from the Suspense Subfund for a Plan Year in accordance with Section 6.3 shall be held in the Trust Fund on an unallocated basis until allocated by the Committee as of the Anniversary Date for that Plan Year.

                  (b) (i) Where dividends paid on Shares allocated to an Account ("Allocated Dividends") are being used for a Plan Year to pay principal or interest on an Exempt Loan, a portion of the Shares released from the Suspense Subfund, which shall be then equal in value to such Allocated Dividends, shall be allocated to each such Account.

                  (ii) For each Plan Year, the Participating Companies shall make, at the tine or times determined by the Committee, an additional contribution if and to the extent that (1) the amount required to restore the amount of the Allocated Dividends to the Account in accordance with the requirements of Section 404(k)(2)(B) of the Code, exceeds (2) the value of Shares available to be allocated to such Accounts from those release from the Suspense Subfund.

                  (iii) The remaining Shares released from the Suspense
Subfund on account of the payment for a Plan Year of principal or interest on an Exempt Loan shall be allocated under Section 6.1(a)(ii) in the same proportion as contributions used to pay principal or interest on such Exempt Loan are allocated under Section 6.1(b). Notwithstanding, the foregoing, (1) if, with respect to the Suspense Subfund, principal or interest on an Exempt Loan is paid for a Plan Year but there is no contribution for such Plan Year that is used therefor, then, for such Plan Year, Section 6.1(b) shall be applied for purposes of this Section 6.4(b)(iii) as though such a contribution were made and as though all Employees of any Participating Company were employed by the same Participating Company, and (2) where a release of any such remaining Shares from the Suspense Subfund is attributable to the use of amounts that are not contributions, in applying Section 6.1(b) for purposes of allocating such Shares under this Section 6.4(b)(iii), the reference in Section

6.1 (b) to contributions shall be deemed to be a reference to contributions that are of a type not subject to Article XI (except to the extent, if any, that such amounts are subject to Article XI).

                  (c) To the extent that Shares released on account of the use of dividends and other earnings to pay principal or interest on an Exempt Loan are insufficient to satisfy, and Shares released on account of the use of contributions are therefore used under, Section 6.4(b)(i), the allocation of contributions otherwise provided under Section 6.1(b)(ii) shall be adjusted to reflect the allocation required by Section 6.4(b)(i).

                  (d) Unless otherwise specifically provided hereunder, all Shares in the Trust, Fund, other than Shares held in the Suspense Subfund as of an Anniversary Date, must be allocated to Accounts as of the Anniversary Date.

6.5      Prohibited Allocations.

                  (a) Notwithstanding the foregoing provisions of this Article, in the event that the Trust acquires Shares in a transaction to which Section 1042 of the Code applies, then, in accordance with the Regulations, such Shares shall not be allocated, directly or indirectly, to Prohibited Individuals for the duration of the "nonallocation period" (as defined in Section 409(n)(3)(C) of the Code).

                  (b) Where any Shares are prevented from being allocated due to the prohibition contained in Section 6.5(a), the allocation of contributions otherwise provided under Section 6.1 shall be adjusted to reflect such result.

6.6      Stock Dividends, Splits, Recapitalizations, Etc.

         Any Shares received by the Trustee as a result of a stock split, dividend, conversion, or as a result of a reorganization or other recapitalization of the Company shall be allocated as of the day on which such Shares are received by the Trustee in the same manner as the Shares to which they are attributable are then allocated.

                                  ARTICLE VII

                                     VESTING

7.1      Vesting Schedule.

                  (a) A Participant's Vested Interest shall be the percentage of the amount credited to the Participant's Account determined by the Committee from the following vesting schedule on the basis of the number of Years of Service which the Participant has completed as of the date of the Participant's Termination of Service.

         For Plan Years beginning prior to January 1, 1999:

Years of Service                     Non-forfeitable Percentage
----------------                     --------------------------
Less than 5                          0%

5 or more                            100%

         For Plan years beginning on or after January 1, 1999:

Years of Service                     Non-forfeitable Percentage
----------------                     --------------------------
Less than 3                          0%

3 years                              60%

4 years                              80%

5 years                              100%

                  (b) Notwithstanding the foregoing, a Participant who is then an employee of the Company or an Affiliate shall be fully 100% vested in the Participant's Account on the earlier of the Participant's Normal Retirement Date; Disability Termination Date, or death.

7.2. Non-includible Service. The following rules shall apply to the determination, Participant's non-forfeitable percentage:

         a) Years of Service before any series of One-Year Breaks in Service shall be disregarded if a Participant terminates employment, has no non-forfeitable interest in his benefits, and incurs a consecutive series of One-Year Breaks in Service that equals or exceeds the greater of:

                  i) his Year of Service prior to such consecutive One-Year Breaks in Service; or

                  ii) five (5).

         b) Years of Service after any five (5) consecutive year One-Year Breaks in Service shall not increase the non-forfeitable percentage of the Participant's Company Contribution Account which accrued before such One-Year Breaks in Service.

          7.3. Forfeitures. The non-vested portion of a Participant's Company Contribution Account shall be forfeited at the time the Participant incurs a consecutive series of One-Year Breaks in Service of five (5) years, or if earlier, at the tine the Participant receives a lump sum distribution of the non-forfeitable portion of his benefit upon his termination of participation in the Plan. A distribution shall be deemed to be made upon termination of participation in this Plan if such distribution is made prior to the close of the second Plan Year following the Plan Year in which such termination occurs. A Participant who incurs a Termination of Employment without a vested interest in his Accounts shall be deemed to receive a distribution of the vested portion of his Accounts on the date of such Termination of Employment.

         Forfeitures arising under this Section 7.3 shall be reallocated to the Accounts of eligible Plan Participants in the Plan Year in which such forfeitures arise.

         All Forfeitures shall occur in conformity with the ordering rules of
Section 54.4975-11(d)(4) of the Treasury Regulations.

         Subject to Section 6.1(a), all Forfeitures occurring pursuant to
Section 7.2 with respect to a Plan Year shall be allocated to the Account of each Participant in the same manner as shares allocated under section 6.1 (b).

         7.4. Distribution and Re-Employment Before a Break in Service. In the event that a former Participant who was not 100% vested in his Company Contribution Account and who received a lump sure distribution upon his Termination of Employment prior to the tine he incurred consecutive One-Year Breaks in Service of five (5) years and who forfeited a portion of his Company Contribution Account upon such distribution, is re-employed by the Company or an ERISA Affiliate prior to the time he incurs a consecutive series of One Year Breaks in Service of five (5) years, such Participant may elect on a form prescribed by the Administrative Committee to repay to the Plan in cash, on any Valuation Date prior to the earlier of (A) the fifth anniversary date of his re-employment or (B) his incurring a consecutive series of One-Year Breaks in Service of five (5) years, the full amount distributed to hire upon his prior Termination of Employment (for this purpose, a distribution of a zero amount shall deemed as automatically repaid upon a former Participant's re-employment). In such event, the amount repaid plus the amount forfeited by such Participant upon his prior Termination of Employment will be restored and credited to his Account as of such Valuation Date. Any forfeited amounts so restored shall be derived, to the extent necessary and in the following order, from:

         a) The amount, if any, of Participant forfeitures that would otherwise be allocated under Section 7.3;

         b) The amount, if any, of the Trust Fund net income or gain for the Plan Year. To the extent the amounts available for restoration for a particular Plan Year is insufficient to enable (the Administrative Committee to make the required restoration, the Employer shall contribute, without regard to any requirement or condition of Article Four, such additional amount as is necessary to enable the Administrative Committee to make the required restoration. If, for a particular Plan Year, the Administrative Committee must restore the Account of more than one (1) re-employed Participant, then the Administrative Committee shall make the restoration allocations) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the aggregate restored amount for the Plan Year of all re-employed Participants. The Administrative

Committee shall not take into account the allocation(s) under this Section 7.4 in applying the limitations set forth in Sections 11.2 and 11.3.

                                  ARTICLE VIII

                               RETIREMENT BENEFITS

8.1 Normal Retirement Date. A Participant's Normal Retirement Date shall be the later of the fifth anniversary of the Participant's participation in the Plan or the date the Participant attains age 65.

8.2 Deferred Retirement Date. If a Participant remains an Employee after the participant's Normal Retirement Date, the Participant shall participate in the contributions and benefits of the Plan in the same manner as any other Participant. The Deferred Retirement Date of a Participant who remains as Employee after the Participant's Normal Retirement Date shall be the first day of the month coincident with or following the date of the Participant's Termination of Service.

8.3 Disability Termination Date. A participant shall be considered, if the Participant so elects, to have retired for the purposes of the Plan on the Participant's Disability Termination Date, which shall be the date of the Participant's Termination of Service on account of the Participant's Disability, regardless of age. The determination of the Committee as to whether a Participant has a Disability and the date of such Disability shall be final, binding and conclusive.

8.4 Method of Distribution. Subject to Article XII, Section 8.6(d) and the second sentence of Section 8.6(a), distribution of a Participant's Vested Interest shall be made in a lump sum.

8.5 Distribution in Shares.

                  (a) (i) Unless the Participant elects otherwise, distribution of a Participant's Vested Interest from the Participant's Account will be made entirely in whole Shares, with the value of any fractional interest in Shares paid in cash. To the extent a distribution is to be made in Shares, any cash or other property in a Participant's Account will be used to acquire Shares from the Company (based on the value of such Shares as of the roost recent

Valuation Date) for distribution. To the extent there is any fractional interest in a Share, and the distribution of such fractional interest is to be made in cash, (1) distributable Shares in a Participant's Account shall be liquidated, with the proceeds, net of expenses of liquidation, being distributed, or (2) cash in the Plan may be utilized based on the value of such Shares as of the most recent Valuation Date preceding distribution.

         (ii) Notwithstanding the foregoing, if applicable corporate charter or bylaw provisions restrict ownership of substantially all outstanding Shares to Employees or to a plan or trust described in Section 401(a) of the Code, then any distribution of a Participant's Vested Interest shall be in cash.

                   (b) Distribution to a Participant shall be based upon the amount of Shares, and the value of any other allocations, consisting of the Vested Interest in the Participant's Account on the Valuation Date coinciding with or immediately preceding the date of distribution.

8.6 Benefit Commencement.


                  (a) Subject to Sections 8.b(b), 8.6(c) and 16.6; unless the Participant elects a later date (or Section 8.6(e) requires an earlier date), the payment of any benefit to which a Participant is entitled under the Plan shall commence as soon as practicable (and not more than 60 days) after (i) the close of the Plan Year in which the Participant retires on a Retirement Date or, in all other cases, (ii) the close of the Plan Year in which occurs the latest of (1) the 10th anniversary of the year in which the Participant commenced Plan participation, (2) the Participant's attainment of age 65, or (3) the Participant's Termination of Service. Distributions required in connection with subsequent allocations made pursuant to the provision of the last sentence of Section 6.1(a) shall be made in one single sum distribution as soon as practicable. Notwithstanding the foregoing, if the amount payable cannot be ascertained, or, subject to the provisions of Section 16.6, the Participant cannot be located after reasonable efforts, a payment retroactive to the date determined under the forgoing sentence may be made not later than 60 days after the earliest day on which the amount of such payment can be ascertained under the Plan or the date on which the Participant is located (whichever is applicable).

                  (b) Notwithstanding Section 8.6(a),(I) no distribution on account of Section 8.6(a)(i) shall be made unless the Participant does not again become an Employee on or prior to the day as of which the Participant's distribution is otherwise to be commenced, and (II) the commencement of the distribution of the Participant's benefit shall not, unless the Participant elects otherwise or the provisions of the last sentence of Section 8.6(a) apply, be deferred under the provisions of Section 8.6(a)(ii) beyond the 60th day after the close of the Plan Year in which the Participant, while a former Employee, attains the Participant's Normal Retirement Date.

                  (c) Prior to July 1, 1999, subject to Section 16.6, unless the Participant elects a later date (or Section 8.6(a) or (e) requires an earlier date), payment of any benefit to which a Participant is entitled shall commence not later than one year after the close of the Plan Year (i) in which the Participant incurs a Termination of Service due to the occurrence of the Participant's Retirement Date or death, or (ii) which is the fifth Plan Year following the Plan Year in which the Participant's Termination of Service occurs for any reason other than a Retirement Date or death, provided, that the Participant is not reemployed by the Company or an Affiliate before distribution is required to begin under this Section 8.6(c). Notwithstanding the foregoing, section 8.6(c)(ii) shall not apply to shares held in the Participant's Account until the close of the Plan Year in which the Exempt Loan or Exempt Loans, if any, used to acquire such Shares had been repaid in full. Effective July 7, 1999, subject to section 16.6, unless the Participant elects a later date (or section 8.6(a) or (e) requires an earlier date), payment of any benefit to which a Participant is entitled shall commence not later than one year after the close of the Plan Year in which the Participant incurs a Termination of Service due to the occurrence of the Participant's Retirement Date or death, disability or Termination of Employment, provided, that the Participant is not reemployed by the Company or an Affiliate before distribution is required to begin under this
Section 8.6(c).

                  (d) Notwithstanding the foregoing, but subject to Sections 8.6(e) and 16.6, (i) a Vested Interest with a value of $5,000 or less shall be distributed in a single sum distribution as soon as practicable after the close of the Plan Year in which occurs the Participant's Termination of Service, and
(ii) a Vested Interest with a value of more than $5,000 shall not commence to be distributed to the Participant before the Participant's Normal Retirement Date without the Participant's consent upon notice given to the Participant in accordance with the applicable Treasury Regulations. Where such consent is not given to a distribution otherwise provided for above, but is given before such Normal Retirement Date, distribution shall be made, subject to the other provisions of Section 8.6(a) and (b), (i) after the Valuation Date coincident or next following the giving of such consent and (ii) as of such Valuation
Date provided, that the Participant notifies the Committee a reasonable time before such Valuation Date of the Participant's intent to provide consent.

                  (e) Notwithstanding the foregoing, and except as provided in
Section 16.6, if a Participant who has not been a five percent (5%) owner (as defined in Section 416(i) of the Code) at any time in the Plan Year ending in the calendar year in which such Participant attains age 70-1/2, the Participant's required distributions under Code Section 401(a)(9) shall begin April 1 of the calendar year following the later of: (i) the calendar year in which the Participant attains age 70-1/2; or (ii) the calendar year in which the Participant retires.

                  (f) For a Participant who is a five percent (5%) owner (as defined in Section 416(i) of the Code), his or her required distribution under Code Section 401(a)(9) shall begin no later than the earlier of (i) the 60th day of the later of the close of the Plan Year in which the Participant attains age 65, or the Participant's service terminates; or (ii) the April 1 of the calendar year in which the Participant attain age 70-1/2.

8.7 Diversification. An individual may elect, within 90 days after the close of the first Plan Year in which the Participant becomes a Qualified Participant (as defined below) and within 90 days of the close of each of the four succeeding Plan Years, to have up to 25 percent of the total number of Shares that have been allocated to the Qualified Participant's

Account on or before the most recent Anniversary Date (inclusive of Shares which were subject to a prior election pursuant to this Section), reduced by any Shares which were the subject of a prior election pursuant to this Section, distributed to the Qualified Participant in the form of a single payment. For purposes of this Section, a "Qualified Participant" shall mean an individual who (a) has been a participant in the Plan for 10 years after the Effective Date and (b) has attained age 55. Such a Qualified Participant may also elect, within 90 days after the close of the Plan Year within which the last such election is offered, to have 50 percent of the total number of Shares that have been allocated to the Qualified Participant's Account on or before the most recent Anniversary Date (inclusive of Shares which were subject to a prior election pursuant to this Section), reduced by any Shares which were the subject of a prior election pursuant to this Section, distributed to the Qualified Participant in the form of a single payment. The Qualified Participant shall make the election during the Qualified Election Period which is the six (6) Plan Year period beginning with the 1st Plan Year in which the individual first becomes a Qualified Participant.

8.8 Direct Transfer Option. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (a) Definitions

                        (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                        (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(b) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (iii) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (iv) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE IX

                                 DEATH BENEFITS

9.1 Death Prior to Other Termination of Service. Subject to Section 8.5(a), upon the death of a Participant prior to the Participant's Termination of Service with the Company and all Affiliates, all amounts then credited to the Participant's Account shall be distributed in one single sum distribution to the Participant's Beneficiary. Such distribution shall be made as soon as practicable after the end of the Plan Year in which the Participant's death occurs. The amount distributed shall be based on the value of the decedent's Account on the Valuation Date coinciding with or immediately preceding the date of distribution. Distributions required in connection with subsequent allocations made pursuant to the requirements of the proviso of the last sentence of Section 6.1(a) shall be made as soon as administratively practicable.

9.2 Death After Termination of Employment. Upon the death of a Participant after retirement, Disability or other Termination of Service with the Company and all Affiliates, but prior to the distribution of the Participant's entire Vested Interest, the Committee shall direct the Trustee to make distribution of any balance of the decedent's Vested Interest in the manner provided in Section 9.1.

                                   ARTICLE X

                          DESIGNATION OF BENEFICIARIES


10.1 Beneficiary Designation. Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon the Participant's death. A Participant may from time to time revoke or change the Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. Notwithstanding the foregoing, no designation of a nonspouse Beneficiary by a Participant shall be given effect unless such Participant's Surviving Spouse, if any, had consented in writing to such designation and, if the requirements of Section 417(a)(2)(A)(ii) of the Code and the Regulations are met, to all future designations; provided, that (a) spousal consent shall not be required where the spouse cannot be located or on account of such other circumstances, if any, as are set forth in the Regulations and (b) spousal consent, if required, must acknowledge the effect of such designation and be witnessed by a Plan representative or notary public. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. All decisions of the Committee concerning the effectiveness of any Beneficiary designation, and the identity of any Beneficiary, shall be final. If a Beneficiary shall die after the death of the Participant and prior to receiving the distribution that would have been made to such Beneficiary had such Beneficiary's death not occurred, and no alternate Beneficiary has been designated, then for the purposes of the Plan the distribution that would have been received by such Beneficiary shall be made to the Beneficiary's estate.

10.2 Failure to Designate Beneficiary. Subject to Section 10.1, if no Beneficiary designation is in effect at the time of a Participant's death, the payment of the amount, if any, payable under the Plan upon death shall he made to the Participant's Surviving Spouse, if any, or if the Participant has no Surviving Spouse, to the Participant's estate. If the Committee is in doubt as to the right of any person to receive such amount, the Committee may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

                                                                              44
                                   ARTICLE XI

                          MAXIMUM AMOUNT OF ALLOCATION

11.1 Application of Article XI. The provisions of this Article XI shall govern notwithstanding any other provisions of the Plan, and shall be applied with respect to each Limitation Year.

11.2 Maximum Additions to Account. Annual Additions to a Participant's Account may not exceed the lesser of (a) the greater of $30,000 (or such other amount as is permissible under Section 415(c)(1)(A) of the Code), or (b) 25 percent of the Participant's compensation (as defined in Section 1.415-2(d) of the Income Tax Regulations prior to January 1, 1998, and as defined in Code Section 415(c)(3)(D) effective January 1, 1998) for the Plan Year. For this purpose, the term "Annual Additions" shall mean the following amounts which, without regard to this Article, would have been credited to the Participant's Account for any Plan Year: (a) Participating Company contributions which are used to repay principal and/or pay interest on one or more Exempt Loans, or to purchase (or which are made in the form of) Shares, which are allocated to such Participant's Account, (b) Forfeitures which arise under the Plan and are allocable to such Participant's Account in respect of such Plan Year, and (c) such other amounts with respect to other plans as may be required to be included under the Code and Regulations; provided, however, that if no more than one-third of Participating Company contributions for a Plan Year which are deductible under Section 404(a)(9) of the Code would be allocated, in the aggregate, to the Accounts of Participants described in Section 414(q) of the Code, then "Annual Additions" shall not include (i) any Participating Company contributions which are used to pay interest on one or more Exempt Loan, and
(ii) Forfeitures of Shares acquired with the proceeds of an Exempt Loan. In the case of Limitation Year of less than twelve (12) months duration, the dollar limit of clause (a) above, as adjusted, shall be proportionately reduced.

         Notwithstanding any other provision in the Plan, "Annual Additions" shall exclude, without limitation, any (a) rollover contributions, (b) Shares released from the Suspense

Subfund for the Plan Year, (c) contributions used to pay interest on an Exempt Loan, (d) reallocated Forfeitures of Shares acquired with the proceeds of an Exempt Loan, (e) contributions and allocations made in connection with the satisfaction of the requirements of Section 6.4(b)(i) and (ii), (f) restorations under Section 7.2(b) and (g) dividends and other earnings (and any assets acquired therewith).

11.3 Order of Reduction. After reducing to the extent permitted by law the annual additions to a Participant's account in any other defined contribution plan maintained by a Participating Company or an Affiliate, if the amounts which would otherwise be allocated to a Participant's Account must be reduced by reason of the limitations of Section 11.2, such reduction shall be made in the following order of priority, but only to the extent necessary and permitted by the Regulations:

                  (a) Forfeitures of Shares not acquired with the proceeds of an Exempt Loan arising under the Plan and allocable to such Account in respect of such Plan Year (without regard to Section 11.2) shall be allocated to the Accounts of other eligible Participants as of the end of the current Plan Year in the manner provided under Section 7.3; and then

                  (b) Participating Company contributions allocable to such Account in respect of such Plan Year and Shares allocable in proportion thereto (without regard to Section 11.2,) shall be allocated to the Accounts of other eligible Participants at the end of the current Plan Year in the manner provided under Section 6.1(b), and, to the extent such allocation cannot be made under
Section 11.2, then reallocated at the end of the succeeding Plan Years in such manner and as provided in Section 11.3(c).

                  (c) Any amount to be allocated under Section 11.3(b) at the end of a succeeding Plan Year shall be allocated to a suspense account until such tine as any amount in the suspense account can be allocated to Participants' Accounts without having to be reallocated under Section 1I.3(b); provided, that, to the extent required by the Regulations, no contribution shall be made in such a succeeding Plan Year which would restrict such reallocation.

11.4 Additional Account Limitations.

            For Plan Years prior to January 1, 2000, in the event that, in any Plan Year and with respect to any Participant, the sum of the "Defined Contribution Fraction" and the "Defined Benefit Fraction" (both as defined for purposes of Section 415 of the Code) would otherwise exceed 1.0, the benefit payable under the defined benefit plan shall be reduced in accordance with the provisions of that plan, but only to the extent necessary to ensure that such limitation is not exceeded. If this reduction does not ensure that the limitation is not exceeded, then the annual addition to any defined contribution plan, other than the Plan, shall be reduced in accordance with the provisions of that plan but only to the extent necessary to ensure that such limitation is not exceeded. If this reduction does not ensure that the limitation is not exceeded, then the Annual Addition to the Plan shall be reduced in accordance with the provisions of the Plan, but only to the extent necessary to ensure that such limitation is not exceeded. For Plan Years beginning after December 31, 1999, the provisions of Section 11.4 shall no longer be applicable.

                                   ARTICLE XII

                          RIGHTS AND OPTIONS CONCERNING

                               DISTRIBUTED SHARES

12.1 RIGHT of First Refusal.

                  (a) All distributions of Shares that are not publicly traded to any Participant, Beneficiary or other distributee (each, a "Distributee") by the Trust shall be subject to a "right of first refusal" upon the terms and conditions hereinafter set forth. The "right of first refusal" shall provide that prior to any transfer (as determined by the Committee) of the Shares, the Distributee must first offer to sell such Shares to the Company and, if the Company refuses to exercise its right to purchase the Shares, then the Trust shall have a "right of first refusal" to purchase such Shares. Neither the Company nor the Trust shall be required to exercise the "right of first refusal."

                  (b) The terms and conditions of the "right of first refusal" shall be determined as follows:

                  (i) if the Distributee receives a bona fide offer for the purchase of all or any part of the Distributee Shares from a third party, the Distributee shall forthwith deliver (by registered mail, return receipt requested) a copy of any such offer to the Committee. The Company or the Trustee (as directed by the Committee), as the case may be, shall then have 14 days after receipt by the Committee of the written offer to exercise the right to purchase all or any portion of the Shares. Subject to Section 12.1(b)(ii), the purchase price to be paid by the Company or the Trust for the Shares shall be the purchase price stated in the bona fide offer received by the Distributee; and
                  (ii) The selling price and other terms under the "right of first refusal", must not be less favorable to the Distributee than the greater of the value of the Shares determined pursuant to the Regulations or the purchase price and other terns offered by a buyer other than the Company or the Trust, making a good faith. offer to purchase the Shares.

12.2 Put 0ption. If, at the time of distribution (or at any time during a period during which the put option described below may be exercised), Shares distributed from the Trust (or Shares used under this Section to purchase such distributed Shares) are not treated as "readily tradable on an established market" within the meaning of Section 409(h) of the Code, such Shares shall be subject to a put option in the hands of a Qualified Holder (as defined in Section 12.2(a)) by which such Qualified Holder may sell to the Company all or any part of the Shares distributed to the Qualified Holder by the Trust. Should the Company initially decline to purchase all or any part of the Shares put to it by the Qualified Holder, the Trust may purchase those Shares that the Company declines to purchase. Should the Trust so decline, the Company shall purchase those Shares that the Trust declines to purchase. The put option shall be subject to the following conditions:

                  (a) The term "Qualified Holder" shall mean the Distributee receiving the distribution of such Shares, any other party to whom the Shares are transferred by gift or by reason of death and any trustee of an individual retirement account (as defined under Section 408 of the Code to which all or any portion of the distributed Shares (or Shares paid for such distributed Shares under this Section) is transferred pursuant to a tax-free "rollover" transaction satisfying the requirements of Sections 402 and 408 of the Code.

                  (b) During the 60-day period following any distribution of such shares, a Qualified Holder shall have the right to require the Company or the Trust, as applicable, to purchase all or a portion of the distributed Shares (or Shares paid for such distributed Shares under this Section) held by the Qualified Holder. Except as otherwise required by law, the purchase price to be paid for any such Shares shall be their fair market value determined as of the Valuation Date (which, for purposes of this Section, shall include the last day of each month) coinciding with or next preceding the payment in response to the exercise of a put option under this Section. The purchase shall occur as soon as administratively feasible after, but not before the end of the month of, such exercise.

                  (c) If a Qualified Holder shall fall to exercise the Qualified Holder's put option right under Section 12.2(b), the option right shall temporarily lapse upon the expiration of the 60-day period. As soon as practicable following the last day of the Plan Year in which the 60-day option period expires, the Company shall notify the non-electing Qualified Holder (if the Qualified Holder is then a shareholder of record) of the valuation of the Shares as of that date. During the 60-day period following receipt of such valuation notice, the Qualified Holder shall again have the right to require the Company or the Trust, as applicable, to purchase all or any portion of the distributed Shares (or Shares paid for such distributed Shares under this Section). Except as otherwise required by law, the purchase price to be paid therefor shall be based on the valuation of the Shares as of the Valuation Date coinciding with or next preceding the payment in response to the exercise of a put option under this Section. The purchase shall occur as soon as administratively feasible after, but not before the end of the month of, such exercise.

                  (d) The foregoing put options under Section 12.2(b) and (c) shall be effective solely against the Company and shall not obligate the Plan or Trust in any manner.

                  (e) Except as otherwise permitted by Section 409(h) or (l) of the Code, applicable Regulations or other applicable law, (i) the put-option provisions of this Article 12 shall apply to Shares, if acquired with the proceeds of an Exempt loan, when held under or distributed from the Plan whether or not the Plan at that tine is or contains an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code, and (ii) no Shares acquired with the proceeds of an Exempt Loan may be subject to a put, call or other, option, or buy-sell or similar arrangement (other than this article 12) while held by or distributed from the Plan. Without limiting the generality of the foregoing, in no event may the Plan obligate itself to acquire securities from a particular security holder at an indefinite tine determined upon the happening of an event such as the death of the holder.

12.3 Exercise of Put Option. If a Qualified Holder exercises the put option under Section 12.2, the Qualified Holder shall have the right to have payment for the Shares repurchased made, in the case of a distribution within one taxable year of the balance to the credit of the Participant's Account (other than a $5,000 or less distribution under Section 8.6(d)(i)), in substantially equal annual payments over a period beginning not later than 30 days after the exercise of the put option and not exceeding five years (provided, that adequate security and reasonable interest are provided with respect to unpaid amounts) or, in the case of other distributions, not later than 30 days after such exercise.

                                                                              51
                                  ARTICLE XIII

                           ADMINISTRATION OF THE PLAN

13.1 Powers and Duties of the Committee.

                  (a) The Committee shall have general responsibility for the administration and interpretation of the Plan (including but not limited to complying with reporting and disclosure requirements, and establishing and maintaining Plan records). Such interpretations (including, without limitation interpretations relating to the determination of eligibility under the Plan and the disposition of claims for benefits under the Plank and other actions of the Committee shall be afforded the maximum deference allowed by law. The Committee shall engage such certified public accountants and other advisers and service providers, who may be accountants, advisors or service providers for the Company or an Affiliate, as it shall require or may deem advisable for purposes of the Plan.

                  (b) To the extent that the Trust Fund is invested in assets other than Shares, the Committee shall have the power to appoint or remove one or more investment advisers and to delegate to such adviser authority and. discretion to manage (including the power to acquire and dispose of) the assets of the Plan, provided, that (i) each adviser with such authority and discretion shall be either a bank, an insurance company or a registered investment adviser under the Investment Advisers Act of 1940, and shall acknowledge in writing that it is fiduciary with respect to the Plan and (ii) the Committee shall periodically review the investment performance and methods of each adviser with such authority and discretion.

                  (c) Notwithstanding any provision of the Plan to the contrary, the Committee shall have those additional powers, rights and obligations provided under the Trust Agreement.

13.2 Certain Powers and Duties. Except as otherwise provided in the Plan or Trust Agreement, the Trustee shall have exclusive responsibility for the management and control of the assets of the Trust Fund and shall have discretionary responsibility for the investment and management of such assets; provided, however, that, subject to Section 5.3, the Trustee shall invest all assets in Shares except as is otherwise required under an exempt loan agreement, the terms of the Trust Agreement, or under applicable law. Other than with respect to such responsibilities, except as otherwise provided in the Trust Agreement or the Plan, the Trustee may act only as directed by the Committee, the Company or any other party, as applicable.

13.3 Agents: Report of Committee to Board. The Committee may arrange for the engagement of such legal counsel, who may be counsel for the Company or an Affiliate, and make use of such agents and clerical or other personnel as it shall require or may deem advisable for purposes of the Plan. The Committee may rely upon the written opinion of such counsel and the accountants engaged by the Committee, and may delegate to any such agent, or to any subcommittee or member of the Committee, its authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion; provided, that such delegation shall be subject to revocation at any time at the discretion of the Committee. The Committee shall report to the Board of Directors, or to a committee of the Board of Directors designated for that purpose, as frequently as shall be specified by the Board of Directors or such committee, with regard to the matters for which it is responsible under the Plan.

13.4 Structure of Committee. The Committee shall consist of three or more members, each of whom shall be appointed by, shall remain in office at the will of, and nay be removed, with or without cause, by the Board of Directors. Any member of the Committee may resign at any time. No member of the Committee shall be entitled to act on or decide any matter relating solely to the member or any of the member's rights or benefits under the Plan. In the event that the Committee is unable to act in any matter by reason of the foregoing restriction, the Board of Director: shall act on such matter. The members of the Committee shall not receive any special compensation for serving in their capacities as members of the Committee but shall be reimbursed for any reasonable expenses incurred in connection therewith; provided, that, if and to the extent permitted by law, reasonable compensation may be paid if and to the extent that the Company so directs. Except as otherwise required by the Act, no bond or other security need be required of the Committee or any member thereof in any jurisdiction. Any member of the Committee, any subcommittee or agent to whom the Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service both as a trustee and administrator) with respect to the Plan.

13.5 Adoption of Procedures of Committee. The Committee shall establish its own procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of the Committee shall constitute a quorum for the transaction of business at a meeting of the Committee. Any action of the Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting or without a meeting, by mail, telegraph or telephone, provided, that all of the members of the Committee are informed by mail, teletransmission or telegraph of their right to vote on the proposal and of the outcome of the vote thereon.

13.6 Demands for Money. Except as otherwise provided in the Trust Agreement, all demands for money from the Plan shall be signed by a member of the Committee or such other person or persons as the Committee may from time to time designate in writing. Such person shall cause to be kept full and accurate accounts of receipts and disbursements of the Plan, shall cause to be deposited all funds of the Plan to the name and credit of the Plan, in such depositories as may be designated by the Committee, shall cause to be disbursed the monies and funds of the Plan when so authorized by the Committee, and shall generally perform such other duties as may be assigned to such person from time to time by the Committee.

13.7 Claims for Benefits. All claims for benefits under the Plan shall be submitted in writing to, and within a reasonable period of time decided by, a majority of the Committee. Written notice of the decision on each such claim shall be furnished within 90 days after receipt of the claim; provided, that, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstances requiring an extension. If the claim is wholly or partially denied, such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based. A claimant may review all pertinent documents and may request a review by the Committee of such a decision denying the claim. Such a request shall be made in writing and filed with the Committee within 60 days after delivery to said claimant of written notice of said decision. Such written request for review shall contain all additional information which the claimant wishes the Committee to consider. The Committee may hold any hearing or conduct any independent investigation which it deems necessary to render its decision, and the decision on review shall be made as soon as possible after the Committee's receipt of the request for review. Written notice of the decision on review shall be furnished to the claimant within 60 days after receipt by the Committee of a request for review, unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and the claimant shall be so notified in writing. Written notice of the decision on review shall include specific reasons for such decision. For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all interested parties as to participation and benefit eligibility, the Employee's amount of Compensation and as to any other matter of fact or interpretation relating to the Plan.

13.8 Hold Harmless. To the maximum extent permitted by law, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by the member or on the member's behalf in the capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the

Committee and each other officer, employee, or director of the Company or an Affiliate to whom any duty or power relating to the administration or interpretation of the Plan or to the management and control of the assets of the Plan may be delegated or allocated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

13.9 Service of Process. The Committee, or such other person as may from time to time be designated by the Board of Directors, shall be the agent for service of process under the Plan.

                                   ARTICLE XIV

                       WITHDRAWAL OF PARTICIPATING COMPANY

14.1 Withdrawal of Participating Company. Any Participating Company (other than the Company) may withdraw from participating in the Plan by giving the Committee and the Trustee prior written notice in a resolution by its board of directors specifying a withdrawal date which shall be the last day of a month at least 30 days subsequent to the date such notice is received by the Committee or the Trustee, whichever receives such notice the latest. A Participating Company shall withdraw from participation in the Plan if and when it ceases to be either a division of the Company or an Affiliate. The Committee may require any Participating Company to withdraw from the Plan, as of any withdrawal date specified by the Committee, for the failure of the Participating Company to make proper contributions or to comply with any other provision of the Plan and shall require a Participating Company's withdrawal upon its complete and final discontinuance of contributions.

14.2 Distribution after Withdrawal. Upon withdrawal from the Plan by any Participating Company, such Participating Company shall not make any further contributions under the Plan and no amount shall thereafter be payable under the Plan to or in respect of any Participants then employed by such Participating Company except as provided in this Article XIV. To the maximum extent permitted by the Act, the withdrawal from the Plan by any Participating Company shall not in any way affect any other Participating Company's participation in the Plan.

14.3 Transfer to Successor Plan. No transfer of the Plan's assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless each Participant would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit the Participant would have been entitled to receive immediately before such transfer if the Plan had then been terminated.

                    AMENDMENT OR TERMINATION OF THE PLAN AND
                                      TRUST

15.1     Right to Amend, Suspend or Terminate Plan.

                  (a) Subject to the provisions of Section 15.1(b) and any applicable contribution or loan agreement, the Board of Directors reserves the right at any time to amend, suspend or terminate the Plan, any contributions thereunder, the Trust, or any contract issued by an insurance carrier foreign a part of the Plan, in whole or in part, and for any reason and without the consent of any Participating Company, Participant, Beneficiary, Surviving Spouse or other eligible survivor. Each Participating Company by its participation in the Plan shall be deemed to have delegated this authority to the Board of Directors. The Plan shall automatically be terminated upon complete and final discontinuance of contributions thereunder.

                  (b) No amendment or modification shall be made which would retroactively (i) reduce, in contravention of Section 411(d)(6) of the Code, any accrued benefits or (ii) make it possible for any part of the funds of the Plan (other than such part as is rewired to pay taxes, if any, and administrative expenses as provided in Section 16.14) to be used for or diverted to any purposes other than for the exclusive benefit of Participants and their beneficiaries and Surviving Spouses and other eligible survivors under the Plan prior to the satisfaction of all liabilities with respect thereto.

15.2 Retroactivity. Subject to the provisions of Section 15.1, any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively if necessary or appropriate.

15.3 Notice. Notice of any amendment, modification, suspension or termination of the Plan shall be given by the Board of Directors or the Committee, whichever adopts the amendment, to the other and to the Trustee and all Participating Companies.

15.4     No Further Contributions.

                  (a) Upon termination of the Plan or a complete discontinuance of contributions, no Participating Company shall make any further contributions under the Plan and no amount shall thereafter be payable under the Plan to or in respect of any Participant except as provided in this Article. To the maximum extent permitted by the Act, transfers, distributions or other dispositions of the assets of the Plan as provided in this Article shall constitute a complete discharge of all liabilities under the Plan. The Committee shall remain in existence and all of the provisions of the Plan which in the opinion of the Committee are necessary for the execution of the Plan and the administration, distribution, transfer or other disposition of the assets of the Plan in accordance with this Section shall remain in force.

                  (b) After (i) appropriate adjustment of the Accounts of Participants who are employed as of the date of such termination in the manner described in Section 7.3 for any Forfeitures arising under the Plan prior to such date and (ii) adjustment for profits and losses of the Trust Fund to such termination date in the manner described in section 5.5, each Account of a Participant which Account contains a Vested Interest (determined without regard to this Section, but with regard to all forfeiture provisions of the Plan) as of the date of such termination shall be fully vested as of such date; provided, that the Board of Directors may by appropriate resolution provide that amounts credited to the Accounts of other Participants shall be nonforfeitable as of such date. All nonvested amounts after application of the foregoing sentence shall be treated as Forfeitures in the Plan Year of and prior to such termination.

                  (c) Except as may be prohibited by Section 411(a)(11) of the Code and the Regulations thereunder, upon or after the termination of the Plan the Board of Directors may terminate the Trust and upon such termination the Trustee shall pay in a single sum distribution to each Participant the full amount credited to the Participant's Account and the unallocated Shares in the Suspense Subfund attributable to an Exempt Loan from the Company to the Trust shall, to the extent it would not result in a violation of the Code, Act and Regulations, be returned to the Company in full satisfaction of any outstanding Exempt

Loan from the Company to the Trust; provided, however, that the fair market value of such unallocated Shares that may be returned to the Company may not exceed the remaining unpaid balance of such Exempt Loan and outstanding accrued interest, as such fair market value is determined by an independent investment bank or appraiser. Without limiting the foregoing, any such distributions may be made in cash, Shares, other property, or any combination, as the Committee in its sole discretion may direct in accordance with the Code and Regulations.

15.5 Partial Termination. In the event that a "partial termination" (within the meaning of Section 411(d)(3) of the Code) of the Plan has occurred then (a) the interest of each affected Participant in the Participant's Account as to whom such termination occurred shall thereupon be nonforfeitable, but shall otherwise be payable as though such termination had not occurred and (b) the provisions of Sections 15.2, 15.3, 15.4 and Section 14.2 which in the opinion of the Committee are necessary for the execution of the Plan and the allocation and distribution of the assets of the Plan shall apply; provided, however, that the Board of Directors, in its discretion, subject to any necessary governmental approval, may direct that the amounts held in the Accounts of such Participants as to whom such partial termination occurred be segregated by the Trustee as a separate plan and applied for the benefit of such Participants in the manner described in Section 15.4. In the case of a sale of all or a significant portion of the assets used by a Participating Company in a trade or business or of the sale of all or a significant portion of a Participating Company's interest in a subsidiary, the Company, in its sole discretion, may elect to treat any similarly situated employees of such trade or business or such subsidiary as fully vested hereunder.

                                  ARTICLE XVI

                       GENERAL LIMITATIONS AND PROVISIONS


16.1 All Risk on Participants and Beneficiaries. Except as may otherwise be required by the Act, (a) each Participant and Beneficiary shall assume all risk in connection with any decrease in the value of the Accounts, (b) the Participating Companies and the Committee shall not be liable or responsible for any decrease in the value of the Accounts and (c) without limiting the generality of the foregoing, neither the Board of Directors, any Participating Company, the Committee, any member of the Committee nor the Trustee shall be responsible for the adequacy of the Trust Fund to meet and discharge Plan liabilities.

16.2 Trust Fund Is Sole Source of Benefits. Without limiting the generality of Section 16.1, the Trust Fund shall be the sole source of benefits under the Plan and, except as otherwise required by the Act, the Participating Companies anal the Committee assume no liability or responsibility for payment of such benefits, and each Participant, Beneficiary or other person who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust Fund for such payment and shall not have any right, claim or demand therefor against the Trustee, any Participating Company, the Committee or any member thereof, or any employee or director of any Participating Company.

16.3 No Right to Continued Employment. Nothing contained in the Plan shall give any employee the right to be retained in the employment of the Company or any of its subsidiaries or affiliated or associated corporations or affect the right of any such employer to dismiss any employee. The adoption and maintenance of the Plan shall not constitute a contract between any Participating Company and any employee or consideration for, or an inducement to or condition of, the employment of any employee.

16.4 Payment on Behalf of Payee. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for the person's affairs because of illness or accident, or is a minor, or has died, then any payment due the person or the person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to the person's spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

16.5 Anti-Alienation. Except, pursuant to a Qualified Domestic Relations Order or insofar as applicable law may otherwise require, no economic interest, expectancy, benefit, payment, claim or right of any Participant or Beneficiary under the Plan and the Trust shall be subject in any manner to any claims of any creditor of any Participant or Beneficiary, nor to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any person shall attempt to take any action contrary to this Section, such action shall be null and void and of no effect, and the Trustee shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof.

         For purposes of the Plan, a "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement agreement) which has been determined by the Committee in accordance with procedures established under the Plan to constitute a qualified domestic relations order within the meaning of Section 414(p)(1) of the Code.

16.6 Missing Payee. If the Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Committee or the Company, and within three months after such mailing such person has not made written claim therefor, the Committee, if it so elects, after receiving advice from counsel to the Plan, nay direct that such payment and all remaining payments otherwise due to such person be canceled on the records of the Plan and the amount thereof applied as though it were a Forfeiture, and upon such cancellation, the Plan and Trust shall have no further liability therefor, except that, in the event such person later notifies the Committee, of the person's whereabouts and requests the payment or payments, due to such person under the Plan, the amounts so applied shall be paid to such person as provided herein.

16.7 Subject to Funding Documents. Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the Trust Agreement which the Company shall enter into with the Trustee providing for the administration of the Trust Fund. If the payment of any benefit under the Plan is provided for by a contract with an insurance company, the payment of such benefit shall also be subject to all the provisions of such contract.

16.8     Communications.

                  (a) All elections, designations, requests, notices, instructions and other communications from a Participating Company, a Participant, Beneficiary or other person to the Committee required or Permitted under the Plan shall be in such form as is prescribed from time to time by the Committee, shall be mailed by first class mail or delivered to such location as shall be specified by the Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof by the Committee at such location.

                  (b) All notices, statements, reports and other communications from a Participating Company or the Committee to any employee, Participant, Surviving Spouse, Beneficiary or other person required or permitted under the Plan shall be deemed to have been duly given when delivered to, or when mailed by first class mail, postage prepaid and addressed to, such employee, Participant, Surviving Spouse, Beneficiary or other person at the person's address last appearing on the records of the Committee, or when posted by the Participating Company or the Committee as permitted by law.

                  (c) Each Participant shall file with the Committee such pertinent information concerning the Participant, the Participant's spouse and the Participant's Beneficiary, or such other person as the Committee may specify, and, except as may otherwise be required by law, no Participant, Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless such information is filed by or with respect to the applicable individual.

16.9 Transfers and Rollovers. Neither the Plan nor the Trust shall accept funds transferred, directly or indirectly (including a rollover from a conduit individual retirement account, an individual retirement annuity or a retirement bond) to the Plan or Trust from an employee benefit plan, whether or not such plan is qualified under Section 401(a) of the Code.

16.10 Gender. Whenever used in the Plan the masculine gender includes the feminine.

16.11 Captions. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

16.12 Applicable Law. The Plan and all rights thereunder shall be governed by and construed in accordance with the Act and, to the extent state law is found to be applicable, the laws of the State of New York.

16.13 Return of Contributions. The provisions of this Section shall apply notwithstanding any other provision of the Plan.

                  (a) if any contribution is made due to a mistake of fact, such contribution shall upon the direction of the Company, which shall be given in conformity with the provisions of the Act, be returned to the Company or the parties who made it, as directed by the Company, without liability to any person.

                  (b) The Plan is entered into on the conditions that (i) the Plan and the Trust Agreement shall be approved by the IRS as a qualified and exempt plan and trust under the provisions of the Code and Regulations so that contributions to the Trust may be deducted for Federal income tax purposes, within the limits of the Code and Regulations, and be nontaxable to Participants when contributed and (ii) the Plan shall be approved by the IRS as an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code. If such initial approval should be denied for any reason (including failure to comply with any conditions for such approval imposed by the IRS), contributions made after the execution of the Trust Agreement and prior to such denial and all assets in the Trust Fund shall be returned to the Company, without any liability to any person, within one year after the date of denial of such approval, and any Exempt Loans, to the extent provided under the terms thereof, and related Suspense Subfunds shall be canceled.

                  (c) All contributions are hereby expressly conditioned upon their deductibility under Section 404 of the Code and Regulations, as amended from time to time, and if the deduction for any contribution is disallowed in whole or in part, then such contribution (to the extent the deduction is disallowed) shall upon direction of the Committee, which shall be given in conformity with the provisions of the Act, be returned, without liability to any person, within one year after such disallowance.

16.14 Fees and Expenses. The expenses of administering the Plan including (a) the fees and expenses of any employee and of the Trustee for the performance of their duties under the Trust, (b) the expenses incurred by the members of the Committee in the performance of their duties under the Plan (including reasonable compensation for any legal counsel, certified public accountants and any agents and cost of services rendered in respect of the Plan), and (c) all other proper charges and disbursements of the Trustee or the members of the Committee (including settlements of claims or legal actions brought against any party, including the Trustee, approved by the Company and the Committee), are to be paid by the Trust unless, in the Company's sole discretion (but subject to any agreements entered between the Company and the Trustee), paid by the Participating Companies or in full by the Company. In estimating costs under the Plan, administrative costs may be anticipated. The members of the Committee shall not receive any special compensation for serving in their capacities as members of the Committee.

16.15 Exclusive Benefit of Participants and Beneficiaries. In no event shall any part of the funds of the Plan be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries under the Plan except as permitted under Section 403(c) of the Act. Upon the transfer by a Participating Company of any money to the Trustee, all interest of the Participating Company therein shall cease and terminate.

16.16 Participation by Participating Companies. The Board of Directors shall not give consent under Section 2.22 with respect to an entity adopting the Plan unless, with respect to such entity, Shares held under the Plan would then constitute "qualifying employer securities" within the meaning of Section 407(d)(5) of the Act and Section 4975(e)(8) of the Code; provided, that the Board of Directors may, subject to the foregoing requirement relating to Shares held under the Plan, waive the requirement that the board of directors or equivalent governing body referred to in Section 2.22 effect such adoption. By its adoption of or participation in the Plan, a Participating Company shall be deemed to appoint the Company its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan or by the Trust Agreement upon the Company and accept the delegation to the Committee and the Trustee of all the power and authority conferred upon them by the Plan and the Trust Agreement. The authority of the Company to act as such agent shall continue until the Plan is terminated as to the Participating Company and the relevant Trust Fund assets have been distributed by the Trustee as provided in Article XIV or Article XV of the Plan.

                                  ARTICLE XVII
                              TOP HEAVY PROVISIONS


17.1 Top Heavy Plan. The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year or, with respect to the first Plan Year, the last day of such Plan Year. Notwithstanding any other provisions in the Plan, the provisions of this Article shall apply and supersede all other provisions in the Plan during any Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.

17.2 Definitions for Article XVII. For purposes of this Article and as otherwise used in the Plan, the following terms shall have the meanings set forth below:

                  (a) "Aggregation Group" shall mean the group composed of each qualified retirement plan of the Company or an Affiliate in which a Key Employee is a participant and each other qualified retirement plan of the Company or an Affiliate which enables a plan of the Company or an Affiliate in which a Key Employee is a participant to satisfy Section 401(a)(4) or 410 of the Code. In addition, the Company may choose to treat any other qualified retirement plan as a member of the Aggregation Group if such Aggregation Group will continue to satisfy Sections 401(a)(4) and 410 of the Code with such plan being taken into account. For purposes of determining whether the Plan is part of an Aggregation Group, all qualified retirement plans (whether or not terminated) maintained by the Company or an Affiliate in which a Key Employee participates in the Plan Year containing the day determined under the first sentence of Section 17.1 or any of the preceding four Plan Years shall be taken into account to the extent required by Section 416(g) of the Code and the Regulations thereunder.

                  (b) "Key Employee" shall mean a key employee as defined in
Section 416(i) of the Code and Section 1.416-1 (T-12--T-21) of the Treasury Regulations. For purposes of determining which employee is a Key Employee, compensation shall mean Compensation for purposes of Article XI.

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                  (c) "Top Heavy Plan" shall mean a "Top Heavy Plan" as defined in Section 416(g) of the Code and Regulations, and, accordingly, a plan shall be considered a Top Heavy Plan for any Plan Year in which the Top Heavy Ratio exceeds 60%. For purposes of determining whether a plan is a Top Heavy Plan, the value of Account balances shall be determined as of the most recent Valuation Date within the 12-month period ending on the day determined under the first sentence of Section 17.1.

                  (d) "Top Heavy Ratio" shall mean the ratio of (i) the account balances (in the case of a defined contribution plan) and present value of accrued benefits (in the case of a defined benefit plan) for Key Employees under all plans in the Aggregation Group to (ii) the account balances and present value of accrued benefits for all employees in all plans in the Aggregation Group, without regard to the account balances and accrued benefits, as applicable, for Key Employees who performed no services for the Company or an Affiliate during the five-year period ending on the day determined under the first sentence of Section 17.1, calculated as of the day determined under the first sentence of Section 17.1 and otherwise in accordance with Section 416 of the Code and the Regulations thereunder.

17.3     Minimum Contribution and Vesting.

                  (a) Subject to Section 17.4, for each Plan Year that the Plan is a Top Heavy Plan, the Company contribution (including Forfeitures) allocable to the Account of each Participant who has performed an Hour of Service at the end of the Plan Year and who is not a Key Employee, shall not be less than the lesser of (i) three percent of such Participant's Compensation, for purposes of
Article XI, or (ii) the percentage at which contribution's and Forfeitures for such Plan Year are made and allocated on behalf of the Key Employee for whom such percentage is the highest. For the purpose of determining the appropriate percentage under Section 17.3(a)(ii), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Section 17.3(a)(ii) shall not be applicable if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy Section 401(a)(4) or 410 of the Code.

                  (b) For each Plan Year that the Plan is a Top Heavy Plan, each Participant with three or more Years of Service shall be 100 percent vested in the Participant's Account Limitations on Contributions.

17.4      Limitations on Contributions.

                  (a) For each Plan Year that the Plan is a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of Section 415(e) of the Code.

                  (b) If, after substituting 90 percent for 60 percent wherever the latter appears in Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the provisions of Subsection (a) shall not be applicable if the minimum Participating Company contribution (including Forfeitures) allocable to the Account of any Participant who is not a Key Employee as specified in
Section 17.3 is determined by substituting "4" for "3."

17.5 Other Plans. The Committee shall, to the extent permitted by the Code and in accordance with the Regulations, apply the provisions of this Article by taking into account the benefits payable and the contributions made under any other plans maintained by the Company or any of its subsidiaries or affiliated or associated entities which are qualified under Section 401(a) of the Code to prevent inappropriate omissions or required duplication of minimum benefits or contributions.

IN WITNESS WHEREOF, the Company has caused The Plan to be executed this _______ day of _________, 1999, to be effective as specified in the Plan.


                                      MBIA

                                      By:
                                         ---------------------------------

                                      Title:
                                            ------------------------------